Investor Presentation July 2006

Mariner Overview – Balance, Efficient Growth, Opportunity

- Pro-forma Proved Reserves (Bcfe) as of 12/31/05:

	Bcfe	SEC PV-10 ($MM)
Proved	644	$3,052
Probables	337	$1,712

- Pro-forma proved reserves 68% gas; 56% developed
- Pro-forma reserves to production ratio of 6.8
- 3-year reserve replacement: 280%
- 3-year rolling reserve replacement cost: $1.70/Mcfe
- 3-year average production expense of $0.92/Mcfe
- ~1,000,000+ net acres (pro-forma);
  ~ 450,000+ net undeveloped acres (pro-forma)
- 100+ prospects in inventory (pro-forma)
- Access to 7,000+ blocks of recent vintage 3-D seismic data
- NYSE Listed – Symbol: ME


Deepwater
19%
West Texas
32%
Pro-forma
Proved Reserves
Shelf
49%


Deepwater
35%
West Texas
17%
Pro-forma
Probable Reserves
Shelf
48%

Gulf Of Mexico

Combined Asset Base Pro-forma Proved Reserves West Texas 32% Shelf 49% Deepwater 19%

Moderate risk exploration in GOM > 7,000 blocks recent vintage 3-D seismic Experienced exploration team with proven track record ~1,000,000+ net acres / 450,000+ net undeveloped acres Shelf, deep shelf, deepwater opportunities Utilize SSTB expertise to enhance value Steady, methodical infill drilling opportunities, primarily Spraberry > 30,000 net acres, 600+ potential locations Pursue opportunistic acquisitions (not compelled to acquire) Create operating efficiencies Focus on rate of return Strategy - Growth Through the Drillbit with Moderate Risk Profile Gulf of Mexico Corporate West Texas

Gulf of Mexico GOM Deep water West Texas Sacramento Basin East 0.85 0.2 0.15 0.16 Explore Exploit. & Dev. Other East 0.41 0.57 0.02 2006 Capital Expenditures By Region By Category 2006 Drilling Budget includes 30-40 wells in the Gulf of Mexico ~50% on conventional shelf wells, ~25% on deepwater and ~25% deep shelf Onshore we expect to drill in excess of 100 wells Exploration Exploitation & Development Other Total 2006 CAPEX = $464 Million* * Excludes $33 million of hurricane repairs expected to be reimbursed from insurance proceeds

2005 2006 • 15.16 Bcfe @ $5.67 - $6.59 /Mmbtu • 836 MBbls @ $29.01 - $31.53 / Bbl • 26.15 Bcfe @ $6.43 - $6.98 / Mmbtu • 1,133 MBbls @ $62.88 - $64.50 / Bbl Risk Management

Offshore

Exploration Track Record Exploration Track Record

2006 Gulf of Mexico Drilling Program 2006 Gulf of Mexico Drilling Program

2006 Gulf of Mexico Rig Commitments Noble - Lorris Bouzigard Pride Missouri Diamond - Ocean America Current contract thru March 2007 for $230M/day Rig contract renewed April 2006 for April 2007 thru March 2008 New contract extension rate - variable, averaging $400M/day for 12 months Mariner retaining 7 of 12 months Works in water depths to 5,000 feet Current rate - $140M/day New contract extension rate - $172.5M/day in May 2006 for 15 months Mariner retaining 10 of 15 months Option to extend exercisable until December 2006 Rig will be upgraded in mid-2006 to work in 4,000 feet of water (currently capable of 2,350 feet) 250' mat cantilever jack-up Under contract thru February 2007 for $90M/day Contract price adjusts quarterly Deepwater Shelf

Gulf of Mexico - Total Net Acreage(1) Gulf of Mexico - Total Net Acreage(1) ___________________________ Acreage data as of 4/1/06 per Energy Graphics Pro-forma Forest Oil GOM acquisition Pro-forma Kerr-McGee GOM acquisition (2) (3)

Gulf of Mexico Lease Expirations 2006-09 Gulf of Mexico Lease Expirations 2006-09

Offshore - Shelf

Three dedicated development teams, with one engineer and two geo- scientists per team. Expect to have a fourth team by year-end. Completed transfer of Forest seismic data as of July 1, 2006. Also acquired new data which is under review by the explorationists and yielding new ideas. To date, 45 well exploitation/exploration opportunities identified in 17 different blocks. Three are currently drilling. Continue to optimize offshore logistics operations. Reduce number of transportation loops, e.g. helicopters and boats. Convert platforms to unmanned status where appropriate. Contract of operational services. Thus far, exposed to three preferential purchase rights, two of which have closed and one of which is being negotiated. Completed two PHAs as platform operator and are currently negotiating a third. FST Gulf of Mexico Update

FST GOM Asset Base - Current Growth Opportunities FST GOM Asset Base - Current Growth Opportunities Eugene Island Area • 3-5 exploitation opportunities • Operator: Mariner South Marsh Area • 7 exploitation opportunities • Operator: Mariner West Cameron Area • 8 exploitation opportunities • Operator: Mariner South Marsh 66 Hurricane repair status • 4 MMcfe/d expected on Oct 06 • Operator: Mariner South Pass 24 Hurricane repair status • 12 MMcfe/d on as of Jun 06 • 6 MMcfe/d additional expected on Sept 06 • 9 exploitation opportunities • Operator: Mariner Grand Isle 76 Hurricane repair status • 4 MMcfe/d expected on Aug 06 • Operator: Mariner

ME + FST GOM Production Pre-Katrina/Rita to Present ME + FST GOM Production Pre-Katrina/Rita to Present

Offshore - Deepwater

Mariner Asset Base Map with D/W Salt Outline Mariner Asset Base Map with D/W Salt Outline

Major Deepwater Fields (Conventional Amplitude) Major Deepwater Fields (Conventional Amplitude)

Major Deepwater Fields/Discoveries (Sub Salt) Major Deepwater Fields/Discoveries (Sub Salt)

Major Deepwater Fields/Discoveries (Ultra DW - Foldbelt ) Major Deepwater Fields/Discoveries (Ultra DW - Foldbelt )

Deepwater Operations Expertise Deepwater Operations Expertise

Swordfish (VK 917, 961, 962) SWORDFISH PROJECT DEVELOPMENT 2 Oil Wells, 1 Gas Well 13.25 - Mile Subsea Tieback to Spar NEPTUNE SPAR 1930' WD INFIELD UMBILICAL UMBILICAL VK 961 #1 4617' WD VK 962 #1 4617' WD VK 917 #1 4310' WD 6" PIPE - IN - PIPE OIL FLOWLINE 6" GAS FLOWLINE SUBSEA FLOWMETER

NW Nansen (EB 558/602) WI Ownership EB 602: Kerr McGee 67% (Operator) Mariner 33% EB 558: Kerr McGee 50% (Operator) Mariner 50% Water Depth 3,500' Development Four well oil & gas subsea tieback to Kerr McGee Nansen spar (EB 602) Current Status 3 Successful wells drilled to date in EB 602 EB 558#2 currently drilling Well completions and subsea equipment planned for 2007 Estimated first production by 1Q'08 NW Nansen

NW Nansen (EB 602) Map and Well Log

Bass Lite (AT 426) WI Ownership Mariner 42.19% (Operator) Water Depth 6,650' Development Planned gas subsea tieback 56 miles to Williams' Devils Tower Spar (MC 773) Current Status Initial Discovery - Jan 2001 Drill appraisal well 2007 Project sanctioned Jan 2006 Estimated first production 2008 Est. 100+ MMcfe/d (gross) Bass Lite

Bass Lite - Structure Map and Well Log Gross Pay Interval 500 Feet (238' Net)

Bass Lite Regional Setting 53 Miles 50 Miles Atwater Valley Hub MC 920 Bass Lite Project 2 Subsea Gas Wells Tie Back (56 Miles) to Devils Tower

King Kong (GC 472/473) King Kong WI Ownership ENI 52% (Operator) Mariner 48% Water Depth 3,850' Development Three well gas subsea ENI Allegheny TLP (GC 254) Current Status GC 472#3 drilling Est. online 3Q06 GC 473#2ST1 successful Online 2Q06 32 MMcf/D

King Kong / Yosemite - Exploration / Exploitation Opportunities Exploitation Opportunities Exploitation Opportunities

Rigel (MC 208, 252, 296) WI Ownership Dominion 52.5% (Operator) Mariner 22.5% Water Depth 5,200' Development One well gas subsea tieback 12 miles to ChevTex Gemini Manifold (MC 292) Current Status Online 1Q'06 80 MMcf/D (Gross) Rigel

Rigel (MC 252, 296) Rigel (MC 252, 296)

Pluto II (MC 674, 718) WI Ownership Mariner 51% (Operator) Water Depth 2,900' Development One well gas subsea tieback 31 miles to Marathon SP89"B" platform Current Status Under re-development Well drilled and completed Repair production facilities Estimated first production: 3Q'06 50 MMcf/D & 250 BCPD (Gross) Pluto II

Pluto II (MC 674, 718) Pluto II (MC 674, 718)

Reservoir Seismic Traverse Proved Probable Expl Potential Sand Pv Pb Cum % Pb C 6.9 18.5 19.1 66% B 22.7 42.2 46.3 44% A 3.8 5.2 B C A SAND Example of Deepwater Probable Reserve Conversion Note: WesternGeco granted permission to present data derived from multi-client digital seismic data under license to Mariner Energy, Inc.

Black Widow Reserve Category Conversion Pv Pb Ps

King Kong/Yosemite • Discovered in 2000 • 1st Production: 1Q02 • 1-2 Exploitation Offsets • Operator: Mariner/ENI - Impact Projects Provide Near Term Growth Daniel Boone • Discovered in 2003 • Operator: W&T Offshore Bass Lite • Discovered in 2001 • Project Sanctioned in Jan 2006 • 1st Production: Est. 2008 • Operator: Mariner Rigel • Discovered in 2003 • 1st Production: March 2006 • Operator: Dominion LaSalle/Nansen • Discovered in 2001 • SSTB to NW Nansen • 4 Exploration / Exploitation Prospects • 3 out of 3 successes to date • Operator: Kerr-McGee Pluto • Redrilled in 1Q05 • SSTB to SP89 • 1st Production: Est. 2Q06 • Operator: Mariner

West Texas

West Texas Operations West Texas operations provide stable cash flow and long lived reserves Significant growth in 2005 Proved reserves increased 90% to 205 Bcfe Net production increased 65% to 17.8 MMcfe per day Producing wells increased 158% to 487 Net acres increased 116% to 31,199 100% success rate over last 3 years with more than 170 wells drilled Our acreage contains a large inventory of infill drilling opportunities Represents 32% of proved reserves; 16% of PV10 and 17% of probables • 62,209 Gross Acres • 31,199 Net Acres • Primarily Dev. Drilling 600 potential locations

Spraberry Aldwell Unit Spraberry Aldwell Unit Spraberry Aldwell Unit Spraberry Aldwell Unit Surrounded by production on all sides Mariner has infill drilled more than 170 wells from 3Q02 thru 4Q05 with a 100% success rate Mariner achieves economies of scale Turnkey contracts Simultaneous drilling / completion of multiple wells Field-wide costs reductions Improved oil and gas processing and marketing contracts Volume discounts on service and supply costs

Series 1 2002 12045 2003 12045 2004 14226 2005 31199 Net Acreage Position Proved Reserves Net December Production Proved and Potential Well Locations Series 1 2002 65 2003 90 2004 115 2005 205.3 Series 1 2002 4.4 2003 9.6 2004 13.8 2005 24.4 2002 2003 2004 2005 Proved Developed 93 120 185 498 Proved Undeveloped 93 140 162 441 Potential 0 0 0 600 1,500+ 347 260 186 West Texas Performance Summary 77% CAGR 47% CAGR

Performance

$/Mcfe Rolling 3-Yr Production Costs** 2002 0.92 2003 0.93 2004 0.76 2005 1.11 $/Mcfe Rolling 3-Yr Res Repl Costs 2002 1.71 2003 1.48 2004 1.77 2005 1.7 % Series 1 2002 101 2003 245 2004 184 2005 444 Reserves Replacement Rate Bcfe Series 1 2002 157.8 44.4 2003 206 2004 237 2005PF 338 306 MMcfe/d Proved Reserves Daily Production Series 1 2002 114 2003 100 2004 177 3Q05 103 $MM EBITDA*/Capex *Includes $26MM for non-cash stock compensation for the twelve months ended December 31, 2005. Series 1 2002 109 2003 91 2004 103 2005 80 Reserves subsequently sold Includes 308 Bcfe acquired from Forest Oil Corporation 130 177 100 114 149 83 106 0 50 100 150 200 250 300 2002 2003 2004 2005 338 Historical Performance 280% 3-yr average $0.92 3-yr average EBITDA Capex **Includes lease operating expenses and transportation expenses. 253 Acquisitions

Series 1 2003 1.48 2004 1.77 2005 1.7 Efficient Operating Track Record Rolling 3-year Reserve Replacement (1) (2) Rolling 3-year Reserve Replacement Cost (1) (2) (3) PUD Conversion (2) (4) Series 1 2003 2.18 2004 1.72 2005 2.8 Series 1 2003 2.3 2004 27.3 2005 6 Proved Revisions (2) Series 1 2003 0.44 2004 0.32 2005 0.56 ___________________________ Per John S. Herold. Does not include Forest GOM. Does not include future development costs which were approximately $387 million as of 12/31/05. 4. Internal: Change in PD plus production for the year vs. PUD at beginning of year.

ME 0.916653338796014 CPE 1.06374860119976 WTI 1.06733122040793 EPL 1.07643022173178 SGY 1.17085837421895 BDE 1.34804327264129 CPE NM ME 1.6954 WTI 2.3 BDE 3.3381 EPL 3.7056 SGY 5.5181 CPE 0.142010640249495 SGY 0.936356383375337 EPL 1.48789268595469 WTI 1.58 BDE 2.03317864743438 ME 2.79779885844521 Efficient Operating Track Record Rolling 3-year Reserve Replacement (4) Rolling 3-year Reserve Replacement Costs (2)(4) Rolling 3-year Production Costs ($/Mcfe) (3)(4) (1) (1) (1) NM ___________________________ Does not include Forest GOM. Does not include future development costs which for Mariner were approximately $387 million as of 12/31/05. Includes lease operating expense and transportation expense. Source: John S. Herold; SEC filings.

Diverse portfolio of development, exploitation, and exploration opportunities in 3 geographic basins Gulf of Mexico portfolio encompasses shelf, deep shelf, and deepwater opportunities West Texas assets are long-lived with extensive development potential Moderate risk profile Three-year reserve replacement rate: 280% Three-year rolling reserve replacement costs: $1.70/Mcfe ~1,000,000+ net acres > 7,000 blocks recent vintage 3-D seismic data Impact projects in the pipeline Subsea tieback expertise adds value Large scale GOM lease expirations Rigs under contract enable drilling of prospect inventory and access to outside generated projects The Case for Mariner Balance Opportunity Efficient Growth

This presentation has been prepared by Mariner and includes information from other sources believed by Mariner to be reliable. This presentation speaks only as of the date hereof, and Mariner disclaims any obligation to update the information provided herein. No representation or warranty, express or implied, is made to the accuracy or completeness of the information set forth herein. This presentation contains statements, estimates and projections that may reflect various assumptions made by Mariner which may or may not prove to be correct. Statements that address performance, developments or events that are expected to occur in the future (including statements related to earnings, capital expenditures and operating results) are forward-looking statements. The forward-looking statements provided herein are based on the current belief of Mariner based on currently available information, as to the outcome and timing of future events. Mariner cautions that its future natural gas and liquids production, revenues and expenses and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas. These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks as described in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and other documents filed by Mariner with the SEC. Any of these factors could cause the actual results and plans of Mariner to differ materially from those in the forward-looking statements. The guidance estimates set forth herein contain assumptions that Mariner believes are reasonable. These estimates are based on information that is available as of the date of this presentation. Mariner is not undertaking any obligation to update these estimates as conditions change or as additional information becomes available. There can be no assurance that any of the guidance estimates can or will be achieved. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Mariner uses the terms "probable," "possible" and "non-proved" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit it from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Disclaimer

Appendix

Mariner Management Team Mariner Management Team

Experienced Management Chairman since August 2001 and CEO since October 2002 Over 25 years of operations, finance and management in the energy industry 1982 - 93 Texas Oil and Gas Corp.; 1993 - 95 & 2000 - 02 Enron; 1995 - 00 Sagestone Capital Scott D. Josey Chairman, CEO and President Dalton F. Polasek, Jr. Chief Operating Officer Joined Mariner in October 2001 Over 30 years of experience in the oil and gas industry spanning reservoir engineering, engineering management, planning and business development 1975 - 83 Amoco; 1983 - 91 Mark Prod. Co.; 1991 - 94 General Atlantic; 1994 - 96 SMR Energy; 1996 - 01 Basin Exploration Rick G. Lester Vice President and CFO Joined Mariner in October 2004 Over 31 years of industry experience and is a Certified Public Accountant Previously EVP and CFO of Contour Energy Company and VP and CFO of Domain Energy and its Tenneco Ventures predecessor Mike van den Bold Sr. Vice President and Chief Exploration Officer Joined Mariner in July 2000 Over 19 years of experience in the oil and gas industry spanning exploration and development geoscience Began has career with British Petroleum and is a Certified Petroleum Geologist

Experienced Management Cory L. Loegering Vice President of Deepwater Joined Mariner in 1990 Previously held positions including VP of Petroleum Engineering and Director of Deepwater Development 1982 - 89 Tenneco; 1977 began with Conoco Jesus G. Melendez Sr. Vice President of Corporate Development Joined Mariner in July 2003 Over 25 years experience in the oil and gas industry spanning corporate development, finance and engineering 1980 - 92 Exxon; 1992 - 97 & 2000 - 03 Enron; 1997 - 00 TXU Teresa G. Bushman Sr. Vice President and General Counsel Joined Mariner in June 2003 Previously employed by Enron most recently as Assistant General Counsel representing the Energy Capital Resources group Prior to Enron, Ms. Bushman was a partner with Jackson Walker, LLP in Houston Judd A. Hansen Sr. Vice President of Shelf and Onshore Joined Mariner in February 2002 Over 27 years of experience in conducting operations in the oil and gas industry 1978 - 83 Shell; 1983 - 86 Mark Prod. Co.; 1986 - 91 Ladd Petroleum; 1991 - 97 Greenhill Petroleum; 1997 - 01 Basin Exploration Richard A. Molohon Vice President of Reserves & Economics Joined Mariner in January 1995 Over 29 years of experience in the oil and gas industry covering production, reservoir, development, exploration, contracts, basin studies, business development, and acquisition 1977 - 80 Amoco; 1980 - 90 Tenneco Oil Co.; 1990 - 95 General Atlantic